                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      29

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN HAD BEGUN. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 5.3 PERCENT ANNUALIZED RATE FOR THE SECOND QUARTER OF 2000. WHILE THIS FIGURE REPRESENTS A MODEST INCREASE FROM THE PREVIOUS QUARTER, IT SUGGESTS THAT GROWTH MIGHT BE SETTLING INTO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
TOWARD THE END OF THE REPORTING PERIOD, INFLATION FEARS BEGAN TO SUBSIDE DUE TO A SLOWDOWN IN CONSUMER SPENDING AND A SLACKENING OF THE LABOR MARKET. RISING INTEREST RATES FINALLY BEGAN TO TEMPER RETAIL SALES, WHICH IN AUGUST POSTED THE WEAKEST MONTHLY GROWTH SINCE SPRING. ALTHOUGH THE TREND HAS BEEN DOWNWARD THIS YEAR, CONSUMER SPENDING REMAINS SOUND.

THE JOBLESS RATE CONTINUED TO BE LOW BY HISTORICAL STANDARDS, BUT A RECENT LEVELING-OFF OF PAYROLL FIGURES AND A SLIGHT RISE IN AUGUST UNEMPLOYMENT SUGGEST THE LABOR MARKET IS EASING. WHILE EMPLOYER COSTS SUCH AS WAGES AND BENEFITS HAVE BEEN ON THE RISE OVER THE PAST YEAR, THE LATEST SHIFT IN THE LABOR MARKET HAS STARTED TO REVERSE THIS TREND--THE EMPLOYMENT COST INDEX SHOWED A MARKED DECELERATION BETWEEN THE FIRST AND SECOND QUARTERS OF 2000.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE REPORTING PERIOD IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE A MODERATE 3.2 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINED UNDER CONTROL.

GIVEN THE STRONG YET SUSTAINABLE PACE OF ECONOMIC GROWTH AND THE FAVORABLE INFLATIONARY ENVIRONMENT, THE FED MAY HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP TO STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.3

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1998--August 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.70
                                                                            6.00                               3.00
May 00                                                                      6.50                               3.10
                                                                            6.50                               3.70
                                                                            6.50                               3.60
Aug 00                                                                      6.50                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  104.41%    102.85%    102.91%
-------------------------------------------------------------------------
One-year total return(2)                 92.66%     97.85%    101.91%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                37.69%     38.18%     38.28%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                30.39%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                20.46%   30.47%(3)    30.90%
-------------------------------------------------------------------------
Commencement Date                      10/02/70   04/20/92   07/06/93
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

Market forecasts provided in this report may not necessarily come to pass.

The Fund's performance during the period was largely attributable to investments in the technology sector, which performed favorably for the period. There is no guarantee that this performance record or the circumstances leading to it can be replicated in the future.

GROWTH OF A $10,000 INVESTMENT

(August 31, 1990--August 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   STANDARD & POOR'S 400 MIDCAP
                                                                    EMERGING GROWTH FUND                      INDEX
                                                                    --------------------           ----------------------------
8/90                                                                         9426                             10000
                                                                             8675                              9439
                                                                             9878                             10608
                                                                            12363                             13038
                                                                            11925                             12945
                                                                            13608                             14175
12/91                                                                       15847                             15909
                                                                            15455                             15831
                                                                            13878                             15340
                                                                            14670                             15936
12/92                                                                       17388                             17801
                                                                            18279                             18383
                                                                            19723                             18809
                                                                            21597                             19751
12/93                                                                       21547                             20275
                                                                            20472                             19509
                                                                            18955                             18800
                                                                            20214                             20072
12/94                                                                       20012                             19554
                                                                            21656                             21151
                                                                            24354                             22990
                                                                            28002                             25230
12/95                                                                       28943                             25588
                                                                            30918                             27160
                                                                            34050                             27942
                                                                            35550                             28749
12/96                                                                       34127                             30488
                                                                            31286                             30041
                                                                            37237                             34449
                                                                            43953                             39981
12/97                                                                       41410                             40311
                                                                            48000                             44742
                                                                            50494                             43785
                                                                            44013                             37459
12/98                                                                       55790                             47997
                                                                            63988                             44936
                                                                            67578                             51289
                                                                            70449                             46990
12/99                                                                      113656                             55052
                                                                           142964                             62021
                                                                           126378                             59974
8/00                                                                       142040                             67584

THE FUND'S PERFORMANCE DURING THE PERIOD WAS LARGELY ATTRIBUTABLE TO INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH PERFORMED FAVORABLY FOR THE PERIOD. THERE IS NO GUARANTEE THAT THIS PERFORMANCE RECORD OR THE
CIRCUMSTANCES LEADING TO IT CAN BE REPLICATED IN THE FUTURE.

This chart compares your fund's performance to that of the Standard & Poor's 400 MidCap Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--August 31, 2000)


1.   CORNING                     5.0%
     Manufactures technology products
     including telecommunications
     components, advanced materials, and
     information displays.

2.   EMC                         4.0%
     Provides products and services that
     help companies store and access large
     amounts of computer data.

3.   SUN MICROSYSTEMS            3.5%
     Develops a wide variety of computer
     hardware and software.

4.   JDS UNIPHASE                3.5%
     Makes products used in optical
     networks for the telecommunications
     and cable-television industries.

5.   NORTEL NETWORKS             3.3%
     Supplies network solutions to the
     communications industry worldwide.

6.   SIEBEL                      3.3%
     Helps enable electronic business-to-
     business commerce.

7.   SDL                         3.1%
     Sells bandwidth-enhancing products
     for fiber-optic and satellite commu-
     nication networks.

8.   JUNIPER NETWORKS            2.7%
     Produces hardware and
     software to route traffic on
     the Internet infrastructure.

9.   CHECK POINT SOFTWARE        2.6%
     Develops security solutions for
     Internet service providers.

10.  SANMINA                     2.4%
     Manufactures electronic components
     for the telecommunications, medical,
     and computer industries.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

* These sectors represent broad groupings of related industries.

[BAR GRAPH]

                                                                      AUGUST 31, 2000                    AUGUST 31, 1999
                                                                      ---------------                    ---------------
Technology                                                                  69.2                               57.5
Producer Manufacturing                                                       7.8                                4.2
Energy                                                                       6.9                                2.2
Finance                                                                      5.4                                1.1
Health Care                                                                  3.3                                7.5

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2000. THE TEAM IS LED BY GARY LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1989 AND HAS 21 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY, DAVID WALKER, AND DUDLEY BRICKHOUSE, AND PORTFOLIO MANAGER MATTHEW HART.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN THE SIX MONTHS SINCE YOUR LAST REPORT TO SHAREHOLDERS, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S 12-MONTH RETURN?

A   The fund returned 104.41 percent
for the 12 months ended August 31, 2000. (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would be lower.) Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Please refer to the chart and footnotes on page 4 for additional fund performance results. We attribute the strong return of the fund to several factors: First, the U.S. economy added another year of solid growth to what has been a decade-long period of robust economic expansion. Second, worldwide economies also began to show signs of renewed growth. With such sound economic growth worldwide, companies have posted strong earnings results, which has fueled the fund's well-above average performance. In an effort to moderate economic growth and to control inflation, the Federal Reserve Board (the Fed) continued raising interest rates throughout the reporting period.

    Increased market volatility from March to August reflected investor concerns that the Fed rate hikes would negatively affect corporate growth. All of the major market indexes fell sharply in the spring. Most dramatic was the decline of the technology-heavy NASDAQ index, which peaked at 5048 on March 10, and then fell to near 3000 in late May. In response to the market sell-off, investors began to shift away from speculative investments in favor of companies with more visible earnings streams. June and July continued to be turbulent, but strong corporate earnings results and a halt to interest rate hikes encouraged investors. In response, the market rallied as the reporting period ended in August.

    In the technology sector, which is the sector with the highest allocation of the fund's total assets, the market from March to August was quite different from the first six months of the fiscal year. Many of last year's top-performing technology stocks had unproven or unprofitable business models and were reliant on Wall Street to fund continued growth. Interest-rate fears hit these stocks especially hard. Recently, investors have become more discerning, showing a preference for companies with more certain earnings prospects.

    The fund's strong absolute return outperformed the 39.75 percent return of the Standard & Poor's Mid Cap 400 Index over the same period. We attribute this to the disciplined investment process that we use regardless of market conditions. The S&P Mid Cap 400 Index is an unmanaged, capitalization-weighted measure of 400 stocks in the midrange sector of the market. This index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Past performance is no guarantee of future results. Although the portfolio did lose ground as a result of the market sell-off in the spring--the fund's net asset value fell from its high of $128.04 per share on March 10 to a low of $78.54 on April 14, then closed the year at $109.19 on August 31--it did not prompt us to revisit our philosophy. Our investment philosophy is based on "bottom-up" research, which means that we analyze individual stocks, rather than industry, economic, and market trends. We seek stocks with rising earnings expectations and rising valuations along with improving business fundamentals, regardless of the market conditions.

    Investors are understandably alarmed when the market falls. But while no one likes to see it happen, the spring sell-off provided what you might call a healthy cleansing of marginal stocks--meaning that the stocks which were the most overpriced relative to their underlying valuations also had the largest price declines. Prior to the market's decline, it was more speculative than historical norms. We ended the fiscal year more confident that the market fundamentals were solid, corporate earnings were strong, and there was no shortage of attractive investment opportunities.

Q   WHICH STOCKS WERE THE
    LEADING CONTRIBUTORS TO THE FUND'S RETURN?

A   During the reporting period, the
fund's top performers included:

- Corning, a manufacturer of advanced fiber-optic cabling and the fund's largest holding at the fiscal year-end.

- JDS Uniphase and SDL, two companies that manufacture advanced fiber optic-related products that help increase Internet bandwidth. These companies have announced plans to merge.

- Network Appliance, a provider of data storage and data-access solutions.

- Calpine, an independent power producer, whose stock has appreciated from the increased demand for electricity needed to run new technology.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS WERE
DISAPPOINTMENTS FOR THE PERIOD?

A   In response to concerns that rising
interest rates would hurt economic growth, investors reduced holdings in retail issues. Circuit City and Best Buy were hurt by weak appliance and software sales. Declining retail sales also cut into the earnings of Costco, an operator of wholesale retail stores. As a result, we reduced or eliminated the fund's holdings in these names. Other disappointments included Level 3 Communications, Knight Trading, and Lexmark.

Q   WHAT'S YOUR FORECAST FOR THE
    NEXT SIX MONTHS, AND WHAT KIND OF AN ENVIRONMENT DOES IT ASSUME?

A   Our outlook is positive. In recent
comments, Fed Chairman Alan Greenspan indicated that rate hikes initiated earlier in the year had been effective and that economic growth had moderated to a more sustainable pace. Inflation has remained relatively benign despite significant increases in energy prices. An environment of stable growth and low inflation is generally good for the market. Remember that our investment discipline has historically worked in both up and down markets. However, there can be no guarantee that it will work in the future.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: Mutual fund shares are generally divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from a company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS*  93.5%
CONSUMER DISTRIBUTION  2.3%
Bed Bath & Beyond, Inc. (a)..............................  2,000,000   $    35,125,000
Best Buy Co., Inc. (a)...................................  1,500,000        92,625,000
Cardinal Health, Inc. ...................................  1,200,000        98,175,000
Kohl's Corp. (a).........................................  3,300,000       184,800,000
Limited, Inc. ...........................................  1,500,000        30,000,000
Tiffany & Co. ...........................................  1,000,000        41,625,000
                                                                       ---------------
                                                                           482,350,000
                                                                       ---------------
CONSUMER DURABLES  0.2%
Harley-Davidson, Inc. ...................................  1,000,000        49,812,500
                                                                       ---------------

CONSUMER SERVICES  2.6%
AT&T Corp.--Liberty Media Group, Class A (a).............  1,500,000        32,062,500
Clear Channel Communications, Inc. (a)...................  1,000,000        72,375,000
Novellus Systems, Inc. (a)...............................  1,100,000        67,718,750
TMP Worldwide, Inc. (a)..................................  1,000,000        69,187,500
Univision Communications, Inc., Class A (a)..............  1,000,000        44,125,000
Viacom, Inc., Class B (a)................................  3,500,000       235,593,750
Walt Disney Co. .........................................  1,000,000        38,937,500
                                                                       ---------------
                                                                           560,000,000
                                                                       ---------------
ENERGY  6.4%
AES Corp. (a)............................................  3,000,000       191,250,000
Anadarko Petroleum Corp. ................................  2,500,000       164,425,000
Apache Corp. ............................................  2,050,000       129,150,000
Baker Hughes, Inc. ......................................  3,500,000       127,968,750
BJ Services Co. (a)......................................  1,250,000        83,750,000
Coastal Corp. ...........................................    700,000        48,212,500
Devon Energy Corp. ......................................    650,000        38,065,625
Enron Corp. .............................................  3,500,000       297,062,500
Nabors Industries, Inc. (a)..............................  2,600,000       123,662,500
Noble Drilling Corp. (a).................................  2,350,000       113,975,000
Phillips Petroleum Co. ..................................    600,000        37,125,000
                                                                       ---------------
                                                                         1,354,646,875
                                                                       ---------------
FINANCE  5.1%
Citigroup, Inc...........................................  1,000,000        58,375,000
Goldman Sachs Group, Inc. ...............................    475,000        60,829,688

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
FINANCE (CONTINUED)
Lehman Brothers Holdings, Inc. ..........................  1,500,000   $   217,500,000
Marsh & McLennan Cos., Inc. .............................  1,000,000       118,750,000
MBNA Corp. ..............................................  2,250,000        79,453,125
Merrill Lynch & Co., Inc. ...............................  2,000,000       290,000,000
Northern Trust Corp. ....................................    700,000        59,018,750
State Street Corp. ......................................  1,000,000       117,750,000
Stilwell Financial, Inc. (a).............................  1,400,000        67,725,000
                                                                       ---------------
                                                                         1,069,401,563
                                                                       ---------------
HEALTHCARE  3.1%
Allergan, Inc. ..........................................  1,350,000        98,718,750
Ivax Corp. (a)...........................................  1,500,000        51,937,500
Medimmune, Inc. (a)......................................  2,500,000       210,312,500
Pharmacia Corp. .........................................  2,000,000       117,125,000
Teva Pharmaceutical Industries Ltd.--ADR (Israel)........  1,200,000        72,750,000
UnitedHealth Group, Inc. ................................  1,000,000        94,500,000
                                                                       ---------------
                                                                           645,343,750
                                                                       ---------------
PRODUCER MANUFACTURING  7.3%
Celestica, Inc. (a)......................................  1,500,000       117,187,500
Corning, Inc. ...........................................  3,000,000       983,812,500
General Electric Co. ....................................  2,000,000       117,375,000
Metromedia Fiber Network, Inc., Class A (a)..............  3,000,000       119,812,500
Tyco International Ltd. .................................  3,500,000       199,500,000
                                                                       ---------------
                                                                         1,537,687,500
                                                                       ---------------
TECHNOLOGY  64.7%
ADC Telecommunications, Inc. (a).........................  8,000,000       327,500,000
Adobe Systems, Inc. .....................................  1,000,000       130,000,000
Advanced Micro Devices, Inc. (a).........................  1,300,000        48,912,500
Alcatel--ADR (France)....................................  3,250,000       269,343,750
Altera Corp. (a).........................................  7,000,000       453,687,500
Amdocs Ltd. (a)..........................................    700,000        50,006,250
Analog Devices, Inc. (a).................................  3,250,000       326,625,000
Applied Micro Circuits Corp. (a).........................  1,500,000       304,406,250
Ariba, Inc. (a)..........................................  1,500,000       236,062,500
BEA Systems, Inc. (a)....................................  3,500,000       238,218,750
Broadcom Corp., Class A (a)..............................  1,000,000       250,000,000
Brocade Communications Systems, Inc. (a).................  2,000,000       451,625,000
Check Point Software Technologies Ltd. (a)...............  3,500,000       510,343,750
CIENA Corp. (a)..........................................  1,000,000       221,687,500
Cisco Systems, Inc. (a)..................................  5,000,000       343,125,000
Comverse Technology, Inc. (a)............................  2,500,000       229,843,750
EMC Corp. (a)............................................  8,000,000       784,000,000
Exodus Communications, Inc. (a)..........................  1,000,000        68,437,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
TECHNOLOGY (CONTINUED)
Extreme Networks, Inc. (a)...............................  1,000,000   $    93,062,500
Flextronics International Ltd. (a).......................  2,000,000       166,625,000
i2 Technologies, Inc. (a)................................  2,600,000       439,887,500
Intel Corp. .............................................  3,000,000       224,625,000
Jabil Circuit, Inc. (a)..................................  1,250,000        79,765,625
JDS Uniphase Corp. (a)...................................  5,500,000       684,664,062
Juniper Networks, Inc. (a)...............................  2,500,000       534,375,000
Linear Technology Corp. .................................  2,750,000       197,828,125
Mercury Interactive Corp. (a)............................  1,750,000       213,828,125
Micron Technology, Inc. (a)..............................  2,500,000       204,375,000
Network Appliance, Inc. (a)..............................  4,000,000       468,000,000
Nortel Networks Corp. ...................................  8,000,000       652,500,000
Oracle Corp. (a).........................................  3,500,000       318,281,250
Paychex, Inc. ...........................................  3,000,000       133,875,000
PMC Sierra, Inc. (a).....................................  1,000,000       236,000,000
Rational Software Corp. (a)..............................  1,500,000       193,031,250
Sanmina Corp. (a)........................................  4,000,000       472,000,000
Scientific-Atlanta, Inc. ................................  3,000,000       233,812,500
SDL, Inc. (a)............................................  1,550,000       615,834,375
Siebel Systems, Inc. (a).................................  3,250,000       642,890,625
STMicroelectronics NV--ADR (Netherlands).................  1,000,000        61,687,500
Sun Microsystems, Inc. (a)...............................  5,500,000       698,156,250
Sycamore Networks, Inc. (a)..............................  1,000,000       137,500,000
TIBCO Software, Inc. (a).................................  1,250,000       127,421,875
VERITAS Software Corp. (a)...............................  1,500,000       180,843,750
Waters Corp. (a).........................................  1,800,000       143,212,500
Xilinx, Inc. (a).........................................  3,000,000       266,625,000
                                                                       ---------------
                                                                        13,664,532,812
                                                                       ---------------
UTILITIES  1.8%
Calpine Corp. (a)........................................  2,500,000       247,500,000
China Mobile Hong Kong Ltd.--ADR (China) (a).............    750,000        28,921,875
Nextel Communications, Inc., Class A (a).................  2,000,000       110,875,000
                                                                       ---------------
                                                                           387,296,875
                                                                       ---------------

TOTAL LONG-TERM INVESTMENTS  93.5%
  (Cost $11,784,455,061)............................................    19,751,071,875
                                                                       ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                           MARKET
DESCRIPTION                                                                 VALUE
SHORT-TERM INVESTMENTS  7.1%
COMMERCIAL PAPER  1.0%
General Electric Capital Corp. ($100,000,000 par, yielding 6.620%,
  09/01/00 maturity)................................................   $   100,000,000
Prudential Funding Corp. ($100,000,000 par, yielding 6.520%,
  09/01/00 maturity)................................................       100,000,000
                                                                       ---------------
                                                                           200,000,000
                                                                       ---------------

REPURCHASE AGREEMENTS  2.2%
Bank of America Securities ($115,052,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/00,
  to be sold on 09/01/00 at $115,073,157)...........................       115,052,000
DLJ Mortgage Acceptance Corp. ($80,360,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  08/31/00, to be sold on 09/01/00 at $80,374,733)..................        80,360,000
State Street Bank & Trust Co. ($156,074,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  08/31/00, to be sold on 09/01/00 at $156,102,484).................       156,074,000
Warburg Dillon Reed ($118,820,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/00,
  to be sold on 09/01/00 at $118,841,784)...........................       118,820,000
                                                                       ---------------
                                                                           470,306,000
                                                                       ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  3.9%
Federal Home Loan Bank Consolidated Discount Notes ($75,000,000 par,
  yielding 6.38%, 09/06/00 maturity)................................        74,933,542
Federal Home Loan Mortgage Discount Notes ($100,000,000 par,
  yielding 6.42%, 09/19/00 maturity)................................        99,679,000
Federal Home Loan Mortgage Discount Notes ($100,000,000 par,
  yielding 6.41%, 09/05/00 maturity)................................        99,928,778
Federal Home Loan Mortgage Discount Notes ($100,000,000 par,
  yielding 6.41%, 10/03/00 maturity)................................        99,430,667
Federal Home Loan Mortgage Discount Notes ($47,596,000 par, yielding
  6.53%, 09/01/00 maturity).........................................        47,596,000
Federal National Mortgage Association Discount Notes ($100,000,000
  par, yielding 6.40%, 11/09/00 maturity)...........................        98,773,333
Federal National Mortgage Association Discount Notes ($50,000,000
  par, yielding 6.42%, 10/05/00 maturity)...........................        49,696,833
Federal National Mortgage Association Discount Notes ($100,000,000
  par, yielding 6.42%, 10/12/00 maturity)...........................        99,268,834

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                           MARKET
DESCRIPTION                                                                 VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association Discount Notes ($100,000,000
par, yielding 6.46%, 09/14/00 maturity).............................   $    99,766,722
Federal National Mortgage Association Discount Notes ($50,000,000
  par, yielding 6.49%, 09/21/00 maturity)...........................        49,819,722
                                                                       ---------------
                                                                           818,893,431
                                                                       ---------------

TOTAL SHORT-TERM INVESTMENTS  7.1%
  (Cost $1,489,199,431).............................................     1,489,199,431
                                                                       ---------------

TOTAL INVESTMENTS  100.6%
  (Cost $13,273,654,492)............................................    21,240,271,306

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%).......................      (120,702,209)
                                                                       ---------------

NET ASSETS  100.0%..................................................   $21,119,569,097
                                                                       ===============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

* The common stocks are classified by sectors which represent broad groupings of related industries.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2000

ASSETS:
Total Investments (Cost $13,273,654,492)....................  $21,240,271,306
Receivables:
  Investments Sold..........................................      128,761,418
  Fund Shares Sold..........................................       99,158,022
  Dividends.................................................        1,308,337
Other.......................................................          206,939
                                                              ---------------
    Total Assets............................................   21,469,706,022
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      283,897,981
  Fund Shares Repurchased...................................       43,583,642
  Distributor and Affiliates................................       12,619,829
  Investment Advisory Fee...................................        7,017,368
  Custodian Bank............................................           83,486
Accrued Expenses............................................        2,413,234
Trustees' Deferred Compensation and Retirement Plans........          521,385
                                                              ---------------
    Total Liabilities.......................................      350,136,925
                                                              ---------------
NET ASSETS..................................................  $21,119,569,097
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $10,131,425,315
Net Unrealized Appreciation.................................    7,966,616,814
Accumulated Net Realized Gain...............................    3,022,007,417
Accumulated Net Investment Loss.............................         (480,449)
                                                              ---------------
NET ASSETS..................................................  $21,119,569,097
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $11,527,605,342 and 105,577,003 shares of
    beneficial interest issued and outstanding).............  $        109.19
    Maximum sales charge (5.75%* of offering price).........             6.66
                                                              ---------------
    Maximum offering price to public........................  $        115.85
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,648,003,890 and 77,000,473 shares of
    beneficial interest issued and outstanding).............  $         99.32
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,943,959,865 and 19,190,551 shares of
    beneficial interest issued and outstanding).............  $        101.30
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2000

INVESTMENT INCOME:
Interest....................................................  $   64,079,613
Dividends (Net of foreign withholding taxes of $246,763)....      10,920,254
                                                              --------------
    Total Income............................................      74,999,867
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B and C of $19,403,653, $54,243,300, and $11,645,033,
  respectively).............................................      85,291,986
Investment Advisory Fee.....................................      62,973,355
Shareholder Services........................................      20,258,878
Shareholder Reports.........................................       2,945,281
Accounting..................................................       2,020,789
Custody.....................................................         959,797
Legal.......................................................         582,911
Trustees' Fees and Related Expenses.........................         279,757
Other.......................................................       1,585,113
                                                              --------------
    Total Expenses..........................................     176,897,867
    Less Credits Earned on Cash Balances....................         121,746
                                                              --------------
    Net Expenses............................................     176,776,121
                                                              --------------
NET INVESTMENT LOSS.........................................  $ (101,776,254)
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $3,031,313,004
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,171,609,699
  End of the Period.........................................   7,966,616,814
                                                              --------------
Net Unrealized Appreciation During the Period...............   5,795,007,115
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $8,826,320,119
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $8,724,543,865
                                                              ==============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended August 31, 2000 and 1999

                                                      YEAR ENDED         YEAR ENDED
                                                    AUGUST 31, 2000    AUGUST 31, 1999
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................  $  (101,776,254)   $   (44,011,853)
Net Realized Gain.................................    3,031,313,004      1,276,474,142
Net Unrealized Appreciation During the Period.....    5,795,007,115      1,602,280,582
                                                    ---------------    ---------------
Change in Net Assets from Operations..............    8,724,543,865      2,834,742,871
                                                    ---------------    ---------------

Distributions from Net Realized Gain:
  Class A Shares..................................     (682,247,093)      (128,077,038)
  Class B Shares..................................     (512,732,791)       (97,408,811)
  Class C Shares..................................      (89,607,163)       (11,808,076)
                                                    ---------------    ---------------
Total Distributions...............................   (1,284,587,047)      (237,293,925)
                                                    ---------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    7,439,956,818      2,597,448,946
                                                    ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................   13,942,920,123      8,647,337,210
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................    1,137,089,896        220,329,357
Cost of Shares Repurchased........................   (8,861,530,255)    (7,517,072,085)
                                                    ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    6,218,479,764      1,350,594,482
                                                    ---------------    ---------------
TOTAL INCREASE IN NET ASSETS......................   13,658,436,582      3,948,043,428
NET ASSETS:
Beginning of the Period...........................    7,461,132,515      3,513,089,087
                                                    ---------------    ---------------
End of the Period (Including accumulated net
  investment loss of $480,449 and $268,493,
  respectively)...................................  $21,119,569,097    $ 7,461,132,515
                                                    ===============    ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED AUGUST 31,
CLASS A SHARES                    ---------------------------------------------------------
                                   2000(A)     1999(A)     1998(A)       1997      1996(A)
                                  ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $   60.00    $  36.13    $  40.84    $  34.35    $  31.59
                                  ---------    --------    --------    --------    --------
  Net Investment Loss...........       (.32)       (.23)       (.21)       (.13)       (.09)
  Net Realized and Unrealized
    Gain/Loss...................      58.81       26.41        (.75)       8.17        6.04
                                  ---------    --------    --------    --------    --------
Total from Investment
  Operations....................      58.49       26.18        (.96)       8.04        5.95
Less Distributions from Net
  Realized Gain.................       9.30        2.31        3.75        1.55        3.19
                                  ---------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $  109.19    $  60.00    $  36.13    $  40.84    $  34.35
                                  =========    ========    ========    ========    ========

Total Return (b)................    104.41%      75.10%      (2.19%)     24.44%      20.54%
Net Assets at End of the Period
  (In millions).................  $11,527.6    $4,156.4    $1,990.8    $1,970.7    $1,438.5
Ratio of Expenses to Average Net
  Assets (c)....................       .87%        .97%       1.00%       1.05%       1.10%
Ratio of Net Investment Loss to
  Average Net Assets (c)........      (.35%)      (.45%)      (.50%)      (.30%)      (.29%)
Portfolio Turnover..............       110%        124%        103%         92%         91%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED AUGUST 31,
CLASS B SHARES                    ------------------------------------------------------
                                  2000(A)    1999(A)     1998(A)       1997      1996(A)
                                  ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $ 55.56    $  33.84    $  38.79    $  32.94    $ 30.65
                                  -------    --------    --------    --------    -------
  Net Investment Loss...........     (.93)       (.57)       (.52)       (.27)      (.35)
  Net Realized and Unrealized
    Gain/Loss...................    53.99       24.60        (.68)       7.67       5.83
                                  -------    --------    --------    --------    -------
Total from Investment
  Operations....................    53.06       24.03       (1.20)       7.40       5.48
Less Distributions from Net
  Realized Gain.................     9.30        2.31        3.75        1.55       3.19
                                  -------    --------    --------    --------    -------
NET ASSET VALUE, END OF THE
  PERIOD........................  $ 99.32    $  55.56    $  33.84    $  38.79    $ 32.94
                                  =======    ========    ========    ========    =======

Total Return (b)................  102.85%      73.78%      (2.98%)     23.51%     19.61%
Net Assets at End of the Period
  (In millions).................  $7,648.0   $2,850.2    $1,357.6    $1,220.4    $ 757.3
Ratio of Expenses to Average Net
  Assets (c)....................    1.63%       1.74%       1.79%       1.85%      1.90%
Ratio of Net Investment Loss to
  Average Net Assets (c)........   (1.12%)     (1.22%)     (1.29%)     (1.10%)    (1.10%)
Portfolio Turnover..............     110%        124%        103%         92%        91%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
           CLASS C SHARES              ---------------------------------------------------
                                       2000(A)     1999(A)    1998(A)     1997     1996(A)
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  56.52    $34.39     $39.35     $33.38    $31.02
                                       --------    ------     ------     ------    ------
  Net Investment Loss................      (.95)     (.58)      (.52)      (.27)     (.35)
  Net Realized and Unrealized
    Gain/Loss........................     55.03     25.02       (.69)      7.79      5.90
                                       --------    ------     ------     ------    ------
Total from Investment Operations.....     54.08     24.44      (1.21)      7.52      5.55
Less Distributions from Net Realized
  Gain...............................      9.30      2.31       3.75       1.55      3.19
                                       --------    ------     ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD...  $ 101.30    $56.52     $34.39     $39.35    $33.38
                                       ========    ======     ======     ======    ======

Total Return (b).....................   102.91%    73.79%     (2.96%)    23.56%    19.60%
Net Assets at End of the Period (In
  millions)..........................  $1,944.0    $454.5     $164.7     $139.9    $ 82.4
Ratio of Expenses to Average Net
  Assets (c).........................     1.64%     1.74%      1.79%      1.85%     1.89%
Ratio of Net Investment Loss to
  Average Net Assets (c).............    (1.11%)   (1.21%)    (1.29%)    (1.10%)   (1.10%)
Portfolio Turnover...................      110%      124%       103%        92%       91%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by investing primarily in common stock of companies that are considered by the Fund's investment adviser to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C Shares commenced on April 20, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated realized gain/loss differs for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

    At August 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $13,285,365,340; the aggregate gross unrealized appreciation is $8,020,088,919 and the aggregate gross unrealized depreciation is $65,182,953, resulting in net unrealized appreciation of $7,954,905,966.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years net investment income. Therefore, $101,564,298 of net operating loss generated by the Fund has been reclassified from accumulated net investment loss to capital.

F. EXPENSE REDUCTIONS During the year ended August 31, 2000, the Fund's custody fee was reduced by $121,746 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $350 million..........................................    .575 of 1%
Next $350 million...........................................    .525 of 1%
Next $350 million...........................................    .475 of 1%
Over $1.05 billion..........................................    .425 of 1%

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $582,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $1,045,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2000, the Fund recognized expenses of approximately $13,597,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

3. CAPITAL TRANSACTIONS

At August 31, 2000, capital aggregated $5,119,797,181, $3,745,706,944 and
$1,265,921,190 for Classes A, B, and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                         SHARES            VALUE
Sales:
  Class A...........................................   119,635,633    $ 9,881,218,487
  Class B...........................................    35,148,565      2,951,947,468
  Class C...........................................    12,769,795      1,109,754,168
                                                      ------------    ---------------
Total Sales.........................................   167,553,993    $13,942,920,123
                                                      ============    ===============
Dividend Reinvestment:
  Class A...........................................     7,839,482    $   590,861,726
  Class B...........................................     6,861,910        472,991,465
  Class C...........................................     1,041,922         73,236,705
                                                      ------------    ---------------
Total Dividend Reinvestment.........................    15,743,314    $ 1,137,089,896
                                                      ============    ===============
Repurchases:
  Class A...........................................   (91,172,518)   $(7,276,818,708)
  Class B...........................................   (16,310,933)    (1,365,261,654)
  Class C...........................................    (2,662,437)      (219,449,893)
                                                      ------------    ---------------
Total Repurchases...................................  (110,145,888)   $(8,861,530,255)
                                                      ============    ===============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

    At August 31, 1999, capital aggregated $1,979,972,088, $1,722,809,021 and
$311,728,740 for Classes A, B, and C, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   147,365,988    $ 7,385,533,602
  Class B............................................    20,174,832        961,208,279
  Class C............................................     6,262,136        300,595,329
                                                       ------------    ---------------
Total Sales..........................................   173,802,956    $ 8,647,337,210
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................     2,789,895    $   118,849,554
  Class B............................................     2,309,440         91,592,399
  Class C............................................       245,102          9,887,404
                                                       ------------    ---------------
Total Dividend Reinvestment..........................     5,344,437    $   220,329,357
                                                       ============    ===============
Repurchases:
  Class A............................................  (135,984,083)   $(6,833,274,241)
  Class B............................................   (11,300,817)      (534,381,291)
  Class C............................................    (3,254,698)      (149,416,553)
                                                       ------------    ---------------
Total Repurchases....................................  (150,539,598)   $(7,517,072,085)
                                                       ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2000 and 1999, 6,215,105 and 3,288,828 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                            CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE OF DOLLAR
                                                            AMOUNT SUBJECT TO CHARGE
                                                        ---------------------------------
YEAR OF REDEMPTION                                          CLASS B          CLASS C
First.................................................       5.00%            1.00%
Second................................................       4.00%            None
Third.................................................       3.00%            None
Fourth................................................       2.50%            None
Fifth.................................................       1.50%            None
Sixth and thereafter..................................       None             None

    For the year ended August 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $7,626,300 and CDSC on redeemed shares of approximately $5,987,500. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,794,828,589 and $14,838,981,128, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended August 31, 2000, are payments retained by Van Kampen of approximately $48,301,400.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Emerging Growth Fund (the "Fund"), as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated October 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
October 5, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2000. The Fund designated and paid $1,284,587,047 as a 20% rate gain distribution. For corporate shareholders 0% of the distributions qualify for the dividend received reductions. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After March 31, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.